Exhibit 10.30

POOLING AGREEMENT
(CONVERSION HOTELS)

THIS POOLING AGREEMENT (this “Agreement”) is executed on December 15, 2020, but is made effective as of September 18, 2020, by and among Sonesta International Hotels Corporation, a Maryland corporation, and the other parties listed on Schedule A, as managers (each a “Manager” and collectively, “Managers”), and the parties listed on Schedule B, as owners (each an “Owner” and collectively, “Owners”).

RECITALS:

WHEREAS, contemporaneously with or prior to the execution of this Agreement, each Owner has entered into a Master Management Agreement or a Management Agreement with a Manager, as listed on Schedule C (each a “Management Agreement” and collectively, the “Management Agreements”) with respect to the real estate and personal property described in Schedule D opposite such Owner’s name which is operated as a full service or a select service hotel (each a “Hotel” and collectively, the “Hotels”).

WHEREAS, Owners and Managers desire to pool working capital for each of the Hotels and all revenues and reserves from operation of each of the Hotels for purposes of paying operating expenses of the Hotels and fees and other amounts due to Managers and Owners under the Management Agreements.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, each Owner and each Manager agree as follows:

ARTICLE I
DEFINED TERMS

a.Definitions.  Capitalized terms used, but not otherwise defined in this Agreement shall have the meanings given to such terms in the Management Agreements. The following capitalized terms as used in this Agreement shall have the meanings set forth below:

“Additional Hotel” is defined in Section 6.01.

“Additional Manager” is defined in Section 6.01.

“Additional Owner” is defined in Section 6.01.

“Agreement” is defined in the Preamble.

“Aggregate Additional Manager Advances” means the sum of Additional Manager Advances under all Management Agreements.

“Aggregate Annual Operating Statement” is defined in Article IV.

“Aggregate Base Management Fee” means an amount equal to 3% of the Aggregate Gross Revenues attributable to full service Hotels and 5% of the Aggregate Gross Revenues attributable to select service Hotels.

“Aggregate Deductions” means the sum of Deductions of the Hotels.

“Aggregate FF&E Reserve Deposit” means, with respect to each Year or portion thereof, an amount equal to five percent (5%) of Aggregate Gross Revenues.

“Aggregate Gross Room Revenues” means the sum of Gross Room Revenues of the Hotels.

“Aggregate Gross Revenues” means the sum of Gross Revenues of the Hotels.

“Aggregate Monthly Statement” is defined in Article IV.

“Aggregate Operating Profit” means an amount equal to Aggregate Gross Revenues less Aggregate Deductions.

“Aggregate Owner Advances” means the sum of Owner Advances under all Management Agreements.

“Aggregate Owner’s Priority” means the sum of the Owner’s Priority for the Hotels.

“Aggregate Owner’s Residual Payment” means, with respect to each Year or portion thereof an amount equal to Aggregate Operating Profit remaining after deducting amounts paid or payable in respect of Aggregate Owner’s Priority, Aggregate Reimbursable Advances, the Aggregate FF&E Reserve Deposit and the Aggregate Incentive Management Fee for such Year.

“Aggregate Reservation Fee” means for each Year or portion thereof an amount equal to one and one-half percent (1.5%) of Aggregate Gross Room Revenues.

“Aggregate Reimbursable Advances” means the sum of Reimbursable Advances of the Hotels.
“Aggregate System Fee” means with respect to each Year or portion thereof an amount equal to one and one-half percent (1.5%) of Aggregate Gross Revenues.

“Effective Date” means, with respect to each Hotel, the date listed as the Effective Date for such Hotel on Schedule D.

“Hotel” and “Hotels” are defined in the Recitals.

“Landlord(s)” means the owner of the Hotel(s) set forth on Schedule D.

“Management Agreement” and “Management Agreements” are defined in the Recitals.

“Manager” and “Managers” are defined in the Preamble.

“Owner” and “Owners” are defined in the Preamble.

“Pooled FF&E Reserves” is defined in Section 5.01.B.

“Pooled FF&E Reserve Account” is defined in Section 5.01.B.

ARTICLE II
GENERAL

The parties agree that from and after the Effective Date for each Hotel, so long as such Hotel is subject to this Agreement, all Working Capital and all Gross Revenues of such Hotel shall be pooled pursuant to this Agreement and disbursed to pay all Aggregate Deductions, fees and other amounts due to Managers and Owners (not including amounts due pursuant to Section 11.18 of the Management Agreements) with respect to the Hotels and that the corresponding provisions of each Management Agreement shall be superseded as provided in Section 3.03.

ARTICLE III
PRIORITIES FOR DISTRIBUTION
OF AGGREGATE GROSS REVENUES

3.01.    Priorities for Distribution of Aggregate Gross Revenues.  Aggregate Gross Revenues shall be distributed in the following order of priority:

A.First, to pay all Aggregate Deductions (excluding the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee);

B.Second, to Managers, an amount equal to the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee;

C.Third, to Owners, an amount equal to Aggregate Owner’s Priority;

D.Fourth, pari passu, (i) to Owners, in an amount necessary to reimburse Owners for all Aggregate Owner Advances which have not yet been repaid pursuant to this Section 3.01, and (ii) to Managers, in an amount necessary to reimburse Managers for all Aggregate Additional Manager Advances which have not yet been repaid pursuant to this Section 3.01.  If at any time the amounts available for distribution to Owners and Managers pursuant to this Section 3.01 are insufficient (a) to repay all outstanding Aggregate Owner Advances, and (b) all outstanding Aggregate Additional Manager Advances, then Owners and Managers shall be paid from such amounts the amount obtained by multiplying a number equal to the amount of the funds available for distribution by a fraction, the numerator of which is the sum of all outstanding Aggregate Owner Advances, or all outstanding Aggregate Additional Manager Advances, as the case may be, and the denominator of which is the sum of all outstanding Aggregate Owner Advances plus the sum of all outstanding Aggregate Additional Manager Advances;

E.Fifth, to the Pooled FF&E Reserve Account, an amount equal to the Aggregate FF&E Reserve Deposit;

F.Finally, to Owners, the Aggregate Owner’s Residual Payment.

3.02.    Timing of Payments.

A.     Payment of the Aggregate Deductions, excluding the Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee, shall be made in the ordinary course of business. The Aggregate Base Management Fee, the Aggregate Reservation Fee, the Aggregate System Fee, the Aggregate Owner’s Priority, the Aggregate FF&E Reserve Deposit, and the Aggregate Owner’s Residual Payment shall be paid on or before the twentieth (20th) day after the end of each calendar month, based upon Aggregate Gross Revenues or Aggregate Gross Room Revenues, as the case may, be for such month as reflected in the Aggregate Monthly Statement for such month. If any installment of the Aggregate Base Management Fee, the Aggregate Reservation Fee, the Aggregate System Fee or the Aggregate Owner’s Priority is not paid when due, it shall accrue interest at the Interest Rate. Calculations and payments of the Aggregate FF&E Reserve Deposit and/or the Aggregate Owner’s Residual Payment with respect to each calendar month within a calendar year shall be accounted for cumulatively based upon the year-to-date Aggregate Operating Profit as reflected in the Aggregate Monthly Statement for such calendar month and shall be adjusted to reflect distributions for prior calendar months in such year. Additional adjustments to all payments will be made on an annual basis based upon the Aggregate Annual Operating Statement for the Year and any audit conducted pursuant to Section 4.02 of the Management Agreements.

B.     Subject to Section 3.02.C, if the portion of Aggregate Gross Revenues to be distributed to Managers or Owners pursuant to Section 3.01 is insufficient to pay amounts then due in full, any amounts left unpaid shall be paid from and to the extent of Aggregate Gross Revenues available therefor at the time distributions are made in successive calendar months until such amounts are paid in full, together with interest thereon, if applicable, and such payments shall be made from such available Aggregate Gross Revenues in the same order of priority as other payments made on account of such items in successive calendar months.

C.     Other than with respect to Aggregate Reimbursable Advances, calculations and payments of the fees and other payments in Section 3.01 and distributions of Aggregate Gross Revenues within a Year shall be accounted for cumulatively within a Year but shall not be cumulative from one Year to the next. Calculations and payments of Aggregate Reimbursable Advances shall be accounted for cumulatively within a Year and shall be cumulative from one Year to the next.

D.     The Aggregate Owner’s Priority, the Pooled FF&E Reserves and the Aggregate Owner’s Residual Payment shall be allocated among Owners as Owners shall determine in their sole discretion and Managers shall have no responsibility or liability in connection therewith. The Aggregate Incentive Management Fee, Aggregate Base Management Fee, the Aggregate Reservation Fee and the Aggregate System Fee shall be allocated among Managers as Managers shall determine in their sole discretion and Owners shall have no responsibility or liability in connection therewith.

3.03.    Relationship with Management Agreements.  For as long as this Agreement is in effect with respect to a Hotel, the provisions of Sections 3.01 and 3.02 shall supersede Sections 3.02 and 3.03 of the Management Agreement then in effect with the applicable Hotel.

ARTICLE IV
FINANCIAL STATEMENTS

Managers shall prepare and deliver the following financial statements to Owners:

(a)Within fifteen (15) days after the close of each calendar month, Managers shall deliver an accounting to Owners showing Aggregate Gross Revenues, Aggregate Gross Room Revenues, occupancy percentage and average daily rate, Aggregate Deductions, Aggregate Operating Profit, and applications and distributions thereof for the preceding calendar month and year-to-date (“Aggregate Monthly Statement”).

(b)Within forty-five (45) days after the end of each Year, Managers shall deliver to Owners and Landlords a statement (the “Aggregate Annual Operating Statement”) in reasonable detail summarizing the operations of the Hotels for the immediately preceding Year and an Officer’s Certificate setting forth the totals of Aggregate Gross Revenues, Aggregate Deductions, and the calculation of the Aggregate Owner’s Residual Payment for the preceding Year and certifying that such Aggregate Annual Operating Statement is true and correct. Managers and Owners shall, within ten (10) Business Days after Owner’s receipt of such statement, make any adjustments, by cash payment, in the amounts paid or retained for such Year as are required because of variances between the Aggregate Monthly Statements and the Aggregate Annual Operating Statement. Any payments shall be made together with interest at the Interest Rate from the date such amounts were due or paid, as the case may be, until paid or repaid. The Aggregate Annual Operating Statement shall be controlling over the Aggregate Monthly Statements and shall be final, subject to adjustments required as a result of an audit requested by Owners or Landlords pursuant to Section 4.02.B of the Management Agreements.

(c)Managers shall also prepare and deliver such other statements or reports as any Owners may, from time to time, reasonably request.

The financial statements delivered pursuant to this Article IV are in addition to any financial statements required to be prepared and delivered pursuant to the Management Agreements.

ARTICLE V
ACCOUNTS

5.01.    Accounts; Pooled FF&E Reserve Account.

A.     Subject to Section 5.01.B, all Working Capital and all Gross Revenues of each of the Hotels may, until applied in accordance with this Agreement and the applicable Management Agreements, be pooled and deposited in one or more bank accounts in the name(s) of Owners designated by Managers, which accounts may, except as required by any Mortgage and related loan documentation or applicable law, be commingled accounts containing other funds owned by or managed by Managers.

B.     Managers shall establish an interest-bearing account, in the name of Cambridge TRS, Inc., in a bank designated by Manager (and approved by Owners, such approval not to be unreasonably withheld), into which all FF&E Reserve Deposits and any other amounts to be deposited into an FF&E Reserve Account under a Management Agreement shall be paid (the “Pooled FF&E Reserve Account”). Funds on deposit in the Pooled FF&E Reserve Account (the “Pooled FF&E Reserves”) shall not be commingled with any other funds without Owners’ consent, and the Pooled FF&E Reserves shall be withdrawn from the Pooled FF&E Reserve Account and applied by Managers only to the extent they are permitted to withdraw and apply FF&E Reserves under a Management Agreement.

C.     Managers shall be authorized to access the accounts above without the approval of Owners, subject to (i) any limitation on the maximum amount of any check, if any, established between Managers and Owners as part of the Annual Operating Projections, and (ii) in the case of the Pooled FF&E Reserve Account, such other limitations as maybe set forth in the Management Agreements. One or more Owners shall be a signatory on all accounts maintained with respect to each Hotel, and Owners shall have the right to require that one or more Owners’ signature be required on all checks/withdrawals after the occurrence of a Manager Event of Default. Owners shall provide such instructions to the applicable bank(s) as are necessary to permit Managers to implement Managers’ rights and obligations under this Agreement. The failure of any Owner to provide such instructions shall relieve any Manager of its obligations hereunder until such time as such failure is cured.

ARTICLE VI
ADDITION AND REMOVAL OF HOTELS

6.01.    Addition of Hotels.  At any time and from time to time, if a Manager or any Affiliate of Manager (an “Additional Manager”) and any Owner or any Affiliate of an Owner (an “Additional Owner”) add an additional Hotel (an “Additional Hotel”) to an existing Management Agreement or enter into a management agreement for the operation of an Additional Hotel, the Additional Owner may become a party to this Agreement by signing an accession agreement confirming the applicability of this Agreement to such Additional Hotel, provided if the Additional Owner is then a party to this Agreement, the Additional Hotel may be made subject to this Agreement by such Additional Owner and Manager amending and restating the applicable Schedules. If an Additional Hotel is made subject to this Agreement other than on the first day of a calendar month, the parties shall include such prorated amounts of the Gross Revenues and Deductions (and other amounts as may be necessary) applicable to the Additional Hotel for such calendar month, as mutually agreed in their reasonable judgment, in the calculation of Aggregate Gross Revenues and Aggregate Deductions (and other amounts as may be necessary) for the calendar month in which the Additional Hotel became subject to this Agreement and shall make any other prorations, adjustments, allocations and changes required. Additionally, any amounts held as Working Capital for the Additional Hotel or to fund capital expenditures, if any, shall be held by Managers under this Agreement.

6.02.    Removal of Hotels. From and after the date of termination of any Management Agreement with respect to any Hotel, such Hotel shall no longer be subject to this Agreement. If the termination occurs on a day other than the last day of a calendar month, the parties shall exclude such prorated amounts of the Gross Revenues and Deduction (and other amounts as may be necessary) applicable to such Hotel for such calendar month, as mutually agreed in their reasonable judgment, in the calculation of Aggregate Gross Revenues and Aggregate Deductions (and other amounts as may be necessary) for the calendar month in which the termination occurred. Additionally, Owners and Managers, acting reasonably, shall mutually agree to the portion of the Aggregate Working Capital and Aggregate Gross Revenues allocable to the Hotel being removed from this Agreement and the amount of the Aggregate Working Capital, Aggregate Gross Revenues so allocated and any amounts held to fund capital expenditures, shall be remitted to the relevant Owner and the relevant Owner and relevant Manager shall make any other prorations, adjustments, allocations and changes required.

ARTICLE VII
TERM AND TERMINATION

7.01.    Term.  This Agreement shall continue and remain in effect indefinitely unless terminated pursuant to Section 7.02.

7.02.     Termination.  This Agreement may be terminated as follows:

(a)By the mutual consent of Managers and Owners which are parties to this Agreement.

(b)Automatically, if all Management Agreements terminate or expire in their entirety for any reason.

(c)By Managers, if any or all Owners do not cure a material breach of this Agreement by any Owner or Landlord within thirty (30) days of written notice of such breach from any Manager and if such breach is not cured, it shall be an Owner Event of Default under the Management Agreements.

(d)By Owners, if any or all Managers do not cure a material breach of this Agreement by any Manager within thirty (30) days of written notice of such breach from any Owner and if such breach is not cured, it shall be a Manager Event of Default under the Management Agreements.

7.03.    Effect of Termination.  Upon the termination of this Agreement, except as otherwise provided in Section 8.04.B. of the Management Agreements, Managers shall be compensated for their services only through the date of termination and all amounts remaining in any accounts maintained by Managers pursuant to Article V, after payment of such amounts as may be due to Managers hereunder, shall be distributed to Owners. Notwithstanding the foregoing, upon the termination of any single Management Agreement, pooled funds shall be allocated as described in Section 6.02.

7.04.    Survival.  The following Sections of this Agreement shall survive the termination of this Agreement: Section 7.03 and Article VIII.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

8.01.    Notices.  All notices, demands, consents, approvals, and requests given by any party to another party hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, upon confirmation of receipt, or on the next business day if transmitted by nationally recognized overnight courier, to the parties at the following addresses:

To Owners:

Cambridge TRS, Inc.
Two Newton Place
255 Washington Street
Newton, Massachusetts 02458
Attn:  President

To Managers:

Sonesta International Hotels Corporation
Two Newton Place
255 Washington Street
Newton, Massachusetts 02458
Attn:  President

8.02.     Applicable Law; Arbitration.  This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts, with regard to its “choice of law” rules. Any “Dispute” (as such term is defined in the Management Agreements) under this Agreement shall be resolved through final and binding arbitration conducted in accordance with the procedures and with the effect of, arbitration as provided for in the Management Agreements.

8.03.    Severability.  If any term or provision of this Agreement or the application thereof in any circumstance is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

8.04.    Gender and Number.  Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

8.05.    Headings and Interpretation.  The descriptive headings in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. References to “Section” in this Agreement shall be a reference to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by “without limitation.” The words “hereof,” “herein,” “hereby,” and “hereunder, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision unless otherwise indicated. The word “or” shall not be exclusive. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting.

8.06.    Confidentiality of Information.  Any information exchanged between a Manager and each Owner pursuant to the terms and conditions of this Agreement shall be subject to Section 11.06 of the Management Agreements.

8.07.    Assignment.  Neither any Manager nor any Owner may assign its rights and obligations under this Agreement to any other Person without the prior written consent of the other parties.

8.08.    Entire Agreement; Construction; Amendment.  With respect to the subject matter hereof, this Agreement supersedes all previous contracts and understandings between the parties and constitutes the entire Agreement between the parties with respect to the subject matter hereof. Accordingly, in the event of any conflict between the provisions of this Agreement and the Management Agreements, the provisions of this Agreement shall control, and the provisions of the Management Agreements are deemed amended and modified, in each case as required to give effect to the intent of the parties in this Agreement. All other terms and conditions of the Management Agreements shall remain in full force and effect; provided that, to the extent that compliance with this Agreement shall cause a default, breach or other violation of the Management Agreement by one party, the other party waives any right of termination, indemnity, arbitration or otherwise under the Management Agreement related to that specific default, breach or other violations, to the extent caused by compliance with this Agreement. This Agreement may not be modified, altered or amended in any manner except by an amendment in writing, duly executed by the parties hereto.

8.09.    Third Party Beneficiaries.  The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, heirs, legal representatives or permitted assigns of each of the parties hereto and except for Landlord(s), which are intended third party beneficiaries, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

                    MANAGERS:

SONESTA INTERNATIONAL HOTELS CORPORATION, a Maryland corporation

By: /s/ Carlos R. Flores
Carlos R. Flores
President and Chief Executive Officer

SONESTA JERSEY CITY LLC,
SONESTA MORRIS PLAINS LLC,
SONESTA NANUET LLC,
SONESTA NJ LLC,
SONESTA RANDOLPH STREET LLC,
SONESTA REDONDO BEACH LLC,
SONESTA SAN JUAN LLC,
SONESTA STATE STREET LLC,
each a Maryland limited liability company

By: /s/ Carlos R. Flores
Carlos R. Flores
President and Chief Executive Officer

SONESTA CANADA ULC,
SONESTA TORONTO ULC,
each a British Columbian unlimited liability company

By: /s/ Carlos R. Flores
Carlos R. Flores
President and Chief Executive Officer

[Signature Page to Pooling Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with the intention of creating an instrument under seal.

OWNERS:

CAMBRIDGE TRS, INC.,
HPT CY TRS, INC.,
HPT TRS IHG-2, INC.,
HPT TRS MRP, INC.,
each a Maryland corporation

By: /s/ John G. Murray
John G. Murray
President and Chief Executive Officer

HPT STATE STREET TRS LLC,
SVC JERSEY CITY TRS LLC,
SVC MORRIS PLAINS TRS LLC,
SVC NANUET TRS LLC,
SVC RANDOLPH STREET TRS LLC,
SVC REDONDO BEACH TRS LLC,
each a Maryland limited liability company

By: /s/ John G. Murray
John G. Murray
President and Chief Executive Officer

SVC SAN JUAN LLC,
a Puerto Rico limited liability company

By: /s/ John G. Murray
John G. Murray
President and Chief Executive Officer

[Signature Page to Pooling Agreement]

Schedule A

Managers

Sonesta Canada ULC
Sonesta Gatehall Drive LLC
Sonesta International Hotels Corporation
Sonesta Jersey City LLC
Sonesta Morris Plains LLC
Sonesta Nanuet LLC
Sonesta NJ LLC
Sonesta Randolph Street LLC
Sonesta Redondo Beach LLC
Sonesta San Juan LLC
Sonesta State Street LLC
Sonesta Toronto ULC

Schedule B

Owners

Cambridge TRS, Inc.
HPT CY TRS, Inc.
HPT State Street TRS LLC
HPT TRS IHG-2, Inc.
HPT TRS MRP, Inc.
SVC Gatehall Drive TRS LLC
SVC Jersey City TRS LLC
SVC Morris Plains TRS LLC
SVC Nanuet TRS LLC
SVC NJ TRS LLC
SVC Randolph Street TRS LLC
SVC Redondo Beach TRS LLC
SVC San Juan LLC

Schedule C
Management Agreements
1.Master Management Agreement, dated as of September 25, 2020, between Sonesta International Hotels Corporation and Cambridge TRS, Inc.
2.Management Agreement, dated as of October 1, 2020, between Sonesta NJ LLC and SVC NJ TRS LLC.
3.Master Management Agreement, executed on November 25, 2020, but effective as of December 1, 2020, between Sonesta International Hotels Corporation and HPT TRS IHG-2, Inc.
4.Management Agreement, dated as of December 1, 2020, between Sonesta Redondo Beach LLC and SVC Redondo Beach TRS LLC.
5.Management Agreement, dated as of December 1, 2020, between Sonesta Randolph Street LLC and SVC Randolph Street TRS LLC.
6.Management Agreement, dated as of December 1, 2020, between Sonesta State Street LLC and HPT State Street TRS LLC.
7.Management Agreement, dated as of December 1, 2020, between Sonesta Jersey City LLC and SVC Jersey City TRS LLC.
8.Management Agreement, dated as of December 1, 2020, between Sonesta Morris Plains LLC and SVC Morris Plains TRS LLC.
9.Management Agreement, dated as of December 1, 2020, between Sonesta Nanuet LLC and SVC Nanuet TRS LLC. (Nanuet Hotel)
10.Management Agreement, dated as of December 15, 2020, between San Juan LLC and SVC San Juan LLC.
11.Management Agreement, dated as of December 15, 2020, between Sonesta Canada ULC and HPT TRS IHG-2, Inc.
12.Management Agreement, dated as of December 15, 2020, between Sonesta Toronto ULC and HPT TRS IHG-2, Inc.
13.Master Management Agreement, dated as of December 15, 2020, between Sonesta International Hotels Corporation and HPT CY TRS, Inc., as amended.
14.Master Management Agreement, dated as of December 15, 2020, between Sonesta International Hotels Corporation and HPT TRS MRP, Inc., as amended.

15.Management Agreement, dated as of February 12, 2021, between Sonesta Gatehall Drive LLC and SVC Gatehall Drive TRS LLC, as amended.

Schedule D
HOTELS

Hotel Name	Street Address	City	State	Effective Date
Sonesta Simply Suites Birmingham	600 Corporate Ridge Dr	Birmingham	AL	12/01/2020
Sonesta ES Suites Birmingham Homewood	50 State Farm Parkway	Birmingham	AL	02/08/2021
Sonesta Select Birmingham	4300 Colonade Parkway	Birmingham	AL	02/08/2021
Sonesta Simply Suites Huntsville	201 Exchange Pl	Huntsville	AL	12/01/2020
Sonesta Select Phoenix Chandler	920 North 54th Street	Chandler	AZ	02/08/2021
Sonesta Simply Suites Phoenix	11411 N Black Canyon Hwy	Phoenix	AZ	12/01/2020
Sonesta Select Phoenix Camelback	2101 E. Camelback Road	Phoenix	AZ	02/08/2021
Sonesta Select Scottsdale at Mayo Clinic Campus	13444 E. Shea Boulevard	Scottsdale	AZ	02/08/2021
Sonesta ES Suites Scottsdale	6040 North Scottsdale Road	Scottsdale	AZ	02/10/2021
Sonesta Simply Suites Scottsdale North	10740 North 90th Street	Scottsdale	AZ	02/10/2021
Sonesta Select Tempe	601 South Ash Avenue	Tempe	AZ	02/12/2021
Sonesta Simply Suites Phoenix Tempe	1335 W Baseline Road	Tempe	AZ	12/01/2020
Sonesta ES Suites Tempe	5075 South Priest Drive	Tempe	AZ	02/12/2021
Sonesta ES Suites Anaheim	1855 S Manchester Avenue	Anaheim	CA	12/01/2020
Sonesta Anaheim	1915 S Manchester Avenue	Anaheim	CA	12/01/2020
Sonesta Select Camarillo	4994 Verdugo Way	Camarillo	CA	02/01/2021
Sonesta ES Suites Chatsworth	21902 Lassen	Chatsworth	CA	12/01/2020
Sonesta Select Los Angeles LAX	2000 E. Mariposa Avenue	El Segundo	CA	02/01/2021
Sonesta Emeryville	5555 Shellmound Street	Emeryville	CA	03/02/2021
Sonesta ES Suites Huntington Beach	9930 Slater Avenue	Fountain Valley	CA	02/03/2021
Sonesta Select Huntington Beach	9950 Slater Road	Fountain Valley	CA	02/03/2021
Sonesta ES Suites Fresno	5322 North Diana Avenue	Fresno	CA	02/03/2021
Sonesta Simply Suites Anaheim	12901 Garden Grove Blvd	Garden Grove	CA	12/01/2020
Sonesta Simply Suites Orange Cty. Spectrum Cntr.	16150 Sand Canyon Ave	Irvine	CA	12/01/2020

Sonesta Select Laguna Hills	23175 Avenida de la Carlota	Laguna Hills	CA	02/03/2021
Sonesta Simply Suites Orange County Irvine	3 South Pointe Drive	Lake Forest	CA	12/01/2020
Sonesta Los Angeles Airport	5985 W Century Blvd	Los Angeles	CA	12/01/2020
Sonesta San Jose	777 Bellew Drive	Milpitas	CA	12/01/2020
Sonesta Select Pleasant Hill	2250 Contra Costa Boulevard	Pleasant Hill	CA	02/01/2021
Sonesta Redondo Beach & Marina	300 North Harbor Drive	Redondo Beach	CA	12/01/2020
Sonesta ES Suites San Francisco Airport	1350 Huntington Ave	San Bruno	CA	12/01/2020
Sonesta ES Suites San Diego	11855 Avenue of Industry	San Diego	CA	12/01/2020
Sonesta ES Suites San Diego Sorrento Mesa	6639 Mira Mesa Blvd	San Diego	CA	12/01/2020
Sonesta ES Suites Carmel Mountain	11002 Rancho Carmel Drive	San Diego	CA	02/01/2021
Sonesta ES Suites San Jose Airport	1602 Crane Court	San Jose	CA	12/01/2020
Sonesta Select San Jose Airport	1727 Technology Drive	San Jose	CA	02/05/2021
Sonesta Select San Ramon	18090 San Ramon Valley Boulevard	San Ramon	CA	02/03/2021
Sonesta Simply Suites Orange County Airport	2600 Red Hill Avenue	Santa Ana	CA	12/01/2020
Sonesta Simply Suites Santa Clara	481 El Camino Real	Santa Clara	CA	12/01/2020
Sonesta Select San Francisco Airport	1300 Veterans Boulevard	South San Francisco	CA	03/02/2021
Sonesta ES Suites San Francisco Airport Oyster Point	1350 Veterans Boulevard	South San Francisco	CA	03/02/2021
Sonesta ES Suites Sunnyvale	900 Hamlin Ct	Sunnyvale	CA	12/01/2020
Sonesta Select Los Angeles Torrance	1925 W. 190th Street	Torrance	CA	02/05/2021
Sonesta ES Suites Torrance Redondo Beach	19901 Prairie Ave	Torrance	CA	12/01/2020
Sonesta Denver	1450 Glenarm Place	Denver	CO	12/01/2020
Sonesta Simply Suites Denver Federal Center	895 Tabor Street	Lakewood	CO	12/01/2020
Sonesta ES Suites Denver South	7820 Park Meadows Drive	Lonetree	CO	12/01/2020
Sonesta Select Newark	48 Geoffrey Drive	Newark	DE	02/10/2021

Royal Sonesta Washington DC	2121 P Street NW	Washington	DC	12/01/2020
Sonesta Select Boca Raton	2000 NW Executive Center Circle	Boca Raton	FL	02/08/2021
Sonesta Simply Suites Clearwater	13231 49th St N	Clearwater	FL	12/01/2020
Sonesta ES Suites Fort Lauderdale Plantation	410 North Pine Island Road	Fort Lauderdale	FL	12/01/2020
Sonesta Simply Suites Jacksonville	4990 Belfort Road	Jacksonville	FL	12/01/2020
Sonesta ES Suites Lake Buena Vista	8751 Suiteside Drive	Orlando	FL	12/01/2020
Sonesta Simply Suites Miami Airport	8855 NW 27th St	Miami	FL	12/01/2020
Sonesta Miami Airport	950 NW 42nd Avenue	Miami	FL	12/01/2020
Sonesta Select Miami Lakes	15700 NW 77th Court	Miami Lakes	FL	02/12/2021
Sonesta ES Suites Atlanta North Point Mall	1325 North Point Drive	Alpharetta	GA	02/12/2021
Sonesta ES Suites Alpharetta North Point	3980 North Point Parkway	Alpharetta	GA	12/01/2020
Sonesta ES Suites Atlanta Alpharetta Windward	5465 Windward Parkway	Alpharetta	GA	02/12/2021
Sonesta Select Atlanta Midtown	1132 Techwood Drive NW	Atlanta	GA	02/08/2021
Sonesta Select Atlanta Cumberland	3000 Cumberland Boulevard SE	Atlanta	GA	02/10/2021
Sonesta Atlanta Northwest Galleria	6345 Powers Ferry Road NW	Atlanta	GA	09/18/2020
Sonesta Atlanta Airport South	4669 Airport Blvd	Atlanta	GA	12/01/2020
Sonesta Atlanta Airport North	1325 Virginia Avenue	Atlanta	GA	12/01/2020
Sonesta Simply Suites Atlanta	3665 Shackleford Rd	Duluth	GA	12/01/2020
Sonesta ES Suites Atlanta - Perimeter Center	4601 Ridgeview Road	Dunwoody	GA	12/01/2020
Sonesta Select Atlanta Airport	3399 International Boulevard	Hapeville	GA	02/10/2021
Sonesta ES Suites Atlanta Kennesaw Town Center	3443 Busbee Drive NW	Kennesaw	GA	02/08/2021
Sonesta Select Atlanta Norcross	6235 McDonough Drive NW	Norcross	GA	12/15/2020
Sonesta Select Bettendorf	895 Golden Valley Drive	Bettendorf	IA	02/12/2021
Sonesta Select Arlington Heights	3700 North Wilke Road	Arlington Heights	IL	12/15/2020
Royal Sonesta Chicago River North	505 North State Street	Chicago	IL	12/01/2020

The Allegro Royal Sonesta Hotel	171 West Randolph Street	Chicago	IL	12/01/2020
Sonesta ES Suites Chicago Downtown	201 East Walton Place	Chicago	IL	03/02/2021
Sonesta Simply Suites Chicago Libertyville	1100 N US Route 45	Libertyville	IL	12/01/2020
Sonesta Chicago O'Hare Airport	10233 West Higgins Road	Rosemont	IL	12/01/2020
Sonesta Simply Suites Chicago O'Hare	4021 N Mannheim Rd	Schiller Park	IL	12/01/2020
Sonesta Simply Suites Chicago Naperville	27 W 300 Warrenville Rd	Warrenville	IL	12/01/2020
Sonesta Simply Suites Chicago Waukegan	1151 S Waukegan Rd	Waukegan	IL	12/01/2020
Sonesta ES Suites Chicago Waukegan	1440 South White Oak Drive	Waukegan	IL	03/02/2021
Sonesta Select Chicago Elgin	2175 South Eighth Street	West Dundee	IL	12/15/2020
Sonesta Select Indianapolis	37 W 103rd Street	Indianapolis	IN	02/08/2021
Sonesta Simply Suites Des Moines	7625 Office Plaza Drive N	Des Moines	IA	12/01/2020
Sonesta Simply Suites Kansas City Overland Park	11001 Oakmont	Overland Park	KS	12/01/2020
Sonesta Simply Suites Wichita Northeast	3141 N Webb Road	Wichita	KS	12/01/2020
Sonesta Simply Suites Wichita Airport	570 South Julia	Wichita	KS	12/01/2020
Sonesta ES Suites New Orleans Convention Center	345 St. Joseph Street	New Orleans	LA	02/12/2021
Sonesta ES Suites Baton Rouge	4001 Nicholson Drive	Baton Rouge	LA	12/01/2020
Sonesta ES Suites Annapolis	170 Admiral Cochrane Drive	Annapolis	MD	02/10/2021
Sonesta Select Columbia	8910 Stanford Boulevard	Columbia	MD	03/02/2021
Sonesta Select Greenbelt	6301 Golden Triangle Drive	Greenbelt	MD	12/15/2020
Sonesta ES Suites Baltimore BWI Airport	1160 Winterson Road	Linthicum Heights	MD	02/08/2021
Sonesta Simply Suites Baltimore BWI Airport	1247 Winterson Road	Linthicum Heights	MD	12/01/2020
Sonesta Simply Suites Boston Braintree	235 Wood Road	Braintree	MA	12/01/2020
Sonesta Simply Suites Boston Burlington	130 Middlesex Turnpike	Burlington	MA	12/01/2020
Sonesta Select Boston Danvers	275 Independence Way	Danvers	MA	02/05/2021
Sonesta Select Boston Foxborough	35 Foxborough Boulevard	Foxborough	MA	02/01/2021
Sonesta Select Boston Lowell	30 Industrial Avenue East	Lowell	MA	02/01/2021

Sonesta Select Boston Milford	10 Fortune Boulevard	Milford	MA	02/05/2021
Sonesta Select Boston Stoughton	200 Technology Center Drive	Stoughton	MA	02/03/2021
Sonesta ES Suites Boston Westborough	25 Connector Road	Westborough	MA	02/01/2021
Sonesta Select Boston Woburn	240 Mishawum Road	Woburn	MA	12/15/2020
Sonesta Simply Suites Detroit Ann Arbor	701 Waymarket Way	Ann Arbor	MI	12/01/2020
Sonesta Select Detroit Auburn Hills	2550 Aimee Lane	Auburn Hills	MI	02/12/2021
Sonesta Simply Suites Detroit Novi	42600 West Eleven Mile Road	Novi	MI	02/10/2021
Sonesta Select Detroit Novi	42700 W. Eleven Mile Road	Novi	MI	02/10/2021
Sonesta Simply Suites Detroit Southfield	1 Corporate Drive	Southfield	MI	12/01/2020
Sonesta Simply Suites Detroit Troy	2550 Troy Center Dr	Troy	MI	12/01/2020
Sonesta Simply Suites Detroit Warren	7010 Convention Blvd	Warren	MI	12/01/2020
Sonesta ES Suites Detroit Warren	30120 North Civic Center Boulevard	Warren	MI	02/08/2021
Sonesta Select Minneapolis	11391 Viking Drive	Eden Prairie	MN	02/12/2021
Sonesta Simply Suites Minneapolis Richfield	351 West 77th Street	Minneapolis	MN	12/01/2020
Sonesta Simply Suites St Louis Earth City	3250 Rider Trail S	Earth City	MO	12/01/2020
Sonesta Select Kansas City Airport	7901 N.W. Tiffany Springs Parkway	Kansas City	MO	02/10/2021
Sonesta Select Kansas City South	500 E. 105th Street	Kansas City	MO	02/10/2021
Sonesta Simply Suites Las Vegas	4034 South Paradise Road	Las Vegas	NV	12/01/2020
Sonesta Select Las Vegas	1901 North Rainbow Boulevard	Las Vegas	NV	02/12/2021
Sonesta ES Suites Reno	9845 Gateway Drive	Reno	NV	02/10/2021
Sonesta Hamilton Park Morristown	175 Park Avenue	Florham Park	NJ	10/01/2020
Sonesta Jersey City	21 2nd Street	Jersey City	NJ	12/01/2020
Sonesta Select Mahwah	140 Route 17 South	Mahwah	NJ	02/12/2021
Sonesta Parsippany Morris Plains	100 Candlewood Drive	Morris Plains	NJ	12/01/2020
Sonesta Simply Suites Philadelphia Mount Laurel	4000 Crawford Place	Mount Laurel	NJ	12/01/2020
Sonesta ES Suites Parsippany Morris Plains	3 Gatehall Drive	Parsippany	NJ	02/12/2021

Sonesta Simply Suites Somerset	41 World's Fair Drive	Somerset	NJ	12/01/2020
Sonesta Select Tinton Falls	600 Hope Road	Tinton Falls	NJ	02/08/2021
Sonesta Select Whippany	157 Route 10 East	Whippany	NJ	02/10/2021
Sonesta Simply Suites Albuquerque	3025 Menaul Blvd NE	Albuquerque	NM	12/01/2020
Sonesta ES Suites Albuquerque	3300 Prospect Avenue, NE	Albuquerque	NM	02/10/2021
Sonesta Nanuet Rockland County	20 Overlook Boulevard	Nanuet	NY	12/01/2020
Sonesta White Plains	66 Hale Avenue	White Plains	NY	12/01/2020
Sonesta ES Suites Raleigh Cary	2900 Regency Parkway	Cary	NC	02/01/2021
Sonesta Simply Suites Charlotte University	8812 University East Drive	Charlotte	NC	12/01/2020
Sonesta Charlotte	5700 Westpark Drive	Charlotte	NC	12/01/2020
Sonesta Select Charlotte University	333 West W.T. Harris Boulevard	Charlotte	NC	02/03/2021
Sonesta Select Durham	Highway 54 East 301 Residence Inn Blvd.	Durham	NC	12/15/2020
Sonesta Select Raleigh Durham Airport	2001 Hospitality Court	Morrisville	NC	02/05/2021
Sonesta ES Suites Raleigh Durham Airport	2020 Hospitality Court	Morrisville	NC	02/05/2021
Sonesta Columbus	33 East Nationwide Blvd	Columbus	OH	12/01/2020
Sonesta Simply Suites Columbus Airport	590 Taylor Rd	Gahanna	OH	12/01/2020
Sonesta Simply Suites Cleveland North Olmsted	24741 Country Club Blvd	N Olmstead	OH	12/01/2020
Sonesta Simply Suites Oklahoma City Airport	4400 River Park Drive	Oklahoma City	OK	12/01/2020
Royal Sonesta Portland	506 SW Washington Street	Portland	OR	12/01/2020
Sonesta Select Allentown Bethlehem	2160 Motel Drive	Allentown	PA	02/03/2021
Sonesta ES Suites Allentown Bethlehem	2180 Motel Drive	Bethlehem	PA	02/03/2021
Sonesta Simply Suites Philadelphia Willow Grove	250 Business Center Drive	Horsham	PA	12/01/2020
Sonesta Select Philadelphia Airport	8900 Bartram Avenue	Philadelphia	PA	03/02/2021
Sonesta Simply Suites Pittsburgh Airport	100 Chauvet Drive	Pittsburgh	PA	12/01/2020
Sonesta Select Newport Middletown	9 Commerce Drive	Middletown	RI	02/08/2021

Sonesta Select Spartanburg	110 Mobile Drive	Spartanburg	SC	12/15/2020
Sonesta ES Suites Nashville Brentwood	206 Ward Circle	Brentwood	TN	02/12/2021
Sonesta Simply Suites Nashville Brentwood	5129 Virginia Way	Brentwood	TN	12/01/2020
Sonesta Select Chattanooga	2210 Bams Drive	Chattanooga	TN	12/15/2020
Sonesta Simply Suites Knoxville	10206 Parkside Drive	Knoxville	TN	12/01/2020
Sonesta Nashville Airport	600 Marriott Drive	Nashville	TN	03/02/2021
Sonesta Select Nashville Airport Suites	1100 Airport Center Drive	Nashville	TN	02/08/2021
Sonesta Simply Suites Arlington	2221 Brookhollow Plaza Dr	Arlington	TX	12/01/2020
The Stephen F Austin Royal Sonesta Hotel	701 Congress Avenue	Austin	TX	12/01/2020
Sonesta Simply Suites Austin South	4320 IH 35 Frontage Road	Austin	TX	12/01/2020
Sonesta Simply Suites Austin Arboretum	9701 Stonelake Boulevard	Austin	TX	12/01/2020
Sonesta ES Suites Austin Arboretum	10201 Stonelake Blvd	Austin	TX	12/01/2020
Sonesta ES Suites Dallas Market Center	6950 North Stemmons Freeway	Dallas	TX	02/03/2021
Sonesta Suites Dallas Park Central	7800 Alpha Road	Dallas	TX	09/25/2020
Sonesta ES Suites Dallas Park Central	7880 Alpha Road	Dallas	TX	09/25/2020
Sonesta Select Dallas Central Expressway	10325 N. Central Expressway	Dallas	TX	02/01/2021
Sonesta ES Suites Dallas Central Expressway	10333 North Central Expressway	Dallas	TX	02/01/2021
Sonesta Simply Suites Dallas Richardson	12525 Greenville Ave	Dallas	TX	12/01/2020
Sonesta Simply Suites Dallas Galleria	13939 Noel Road	Dallas	TX	12/01/2020
Sonesta Select Fort Worth	3751 NE Loop 820	Fort Worth	TX	12/15/2020
Sonesta Simply Suites Fort Worth	5201 Endicott Avenue	Fort Worth	TX	12/01/2020
Sonesta ES Suites Fort Worth	5801 Sandshell Drive	Fort Worth	TX	02/03/2021
Sonesta Simply Suites Houston Clear Lake	2737 Bay Area Blvd	Houston	TX	12/01/2020
Sonesta Simply Suites Houston Galleria	4900 Loop Central Dr	Houston	TX	12/01/2020
Sonesta Simply Suites Houston City Centre	10503 Town & Country Way	Houston	TX	12/01/2020

Sonesta Simply Suites Houston Westchase	4033 W Sam Houston Parkway	Houston	TX	12/01/2020
Sonesta ES Suites Dallas - Las Colinas	1201 Executive Circle	Irving	TX	12/01/2020
Sonesta Simply Suites Dallas Las Colinas	5300 Green Park Drive	Irving	TX	12/01/2020
Sonesta Simply Suites Plano	4701 Legacy Drive	Plano	TX	12/01/2020
Sonesta ES Suites Dallas Richardson	1040 Waterwood Drive	Richardson	TX	02/01/2021
Sonesta Select Dallas Richardson	2191 N. Greenville Avenue	Richardson	TX	02/01/2021
Sonesta ES Suites San Antonio Downtown	425 Bonham Street	San Antonio	TX	02/05/2021
Sonesta Simply Suites San Antonio Northwest	9350 IH 10 West	San Antonio	TX	12/01/2020
Sonesta ES Suites San Antonio Northwest	4320 Spectrum One	San Antonio	TX	12/01/2020
Sonesta Simply Suites Salt Lake City Airport	2170 West North Temple	Salt Lake City	UT	12/01/2020
Sonesta Select Arlington	1533 Clarendon Boulevard	Arlington	VA	02/05/2021
Sonesta ES Suites Charlottesville	1111 Millmont Street	Charlottesville	VA	02/05/2021
Sonesta ES Suites Fairfax	12815 Fairlakes Parkway	Fairfax	VA	02/01/2021
Sonesta Simply Suites Falls Church	205 Hillwood Avenue	Falls Church	VA	02/03/2021
Sonesta Simply Suites Hampton	401 Butler Farm Road	Hampton	VA	12/01/2020
Sonesta ES Suites Dulles Airport	13700 Coppermine Rd	Herndon	VA	12/01/2020
Sonesta Select Seattle Bellevue	14615 NE 29th Place	Bellevue	WA	02/03/2021
Sonesta Select Seattle Renton	200 SW 19th Street	Renton	WA	02/05/2021
Sonesta Simply Suites Seattle Renton	300 SW 19th Street	Renton	WA	02/05/2021
The Alexis Royal Sonesta Hotel	1007 First Avenue	Seattle	WA	12/01/2020
Sonesta ES Suites Vancouver - Portland West	7301 NE 41st Street	Vancouver	WA	12/01/2020
Sonesta ES Suites Charleston	200 Hotel Circle	Charleston	WV	02/12/2021
Sonesta Select Milwaukee Brookfield	16865 W. Bluemound Road	Brookfield	WI	03/02/2021
Sonesta Milwaukee West	10499 Innovation Drive	Milwaukee	WI	12/01/2020
The Yorkville Royal Sonesta Hotel	220 Bloor Street	Toronto	Ontario	12/15/2020

Sonesta ES Suites Toronto	355 South Park Road	Toronto	Ontario	12/15/2020
Royal Sonesta San Juan	5961 Isla Verde Avenue	Carolina	PR	12/15/2020